                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               INTELLICORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  INTELLICORP

                               INTELLICORP, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 7, 1999

To the Stockholders of IntelliCorp, Inc.:

     The Annual Meeting of Stockholders of IntelliCorp, Inc. (the "Company") will be held at the Sheraton Palo Alto, 625 El Camino Real, Palo Alto, California, on December 7, 1999 at 9:00 a.m. local time for the following purposes:

     1. To elect five directors to hold office until the next annual meeting of stockholders and until their successors are elected.

     2. To approve an amendment to the Company's 1991 Nonemployee Directors Stock Option Plan to increase the number of options automatically granted to nonemployee directors under the Plan and to provide that such options will be fully vested and exercisable on grant.

     3. To transact such other business as properly may come before the meeting, or any adjournment or postponements of the meeting.

     Only stockholders of record at the close of business on October 15, 1999 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements of the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Kenneth H. Haas,
                                          Director and Chief Executive Officer

Mountain View, California
October 22, 1999

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

                                  INTELLICORP

                               INTELLICORP, INC.
                            1975 EL CAMINO REAL WEST
                      MOUNTAIN VIEW, CALIFORNIA 94040-2216
                                 (650) 965-5500

To the Stockholders of IntelliCorp, Inc.:

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of IntelliCorp, Inc., a Delaware corporation ("IntelliCorp" or the "Company"). The proxy is solicited for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m. local time on December 7, 1999 at the Sheraton Palo Alto, 625 El Camino Real, Palo Alto, California. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is October 29, 1999.

     Only stockholders of record at the close of business on October 15, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 17,093,076 shares of its Common Stock, par value $.001 per share ("Common Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the directors listed in the proxy for election to the Board and for approval of the other proposals described in this proxy statement.

     Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Proposal Number Two requires the approval of a majority of the shares of Common Stock represented and voting at the meeting at which a quorum is present. Abstentions will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as unvoted for the purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

     Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

     Solicitation of proxies may be by directors, officers and other employees or agents of the Company by personal interview, telephone or telegraph. Costs of solicitation will be borne by the Company.

                              PROPOSAL NUMBER ONE

                      NOMINATION AND ELECTION OF DIRECTORS

NOMINATION OF DIRECTORS

     The Bylaws of the Company provide for a Board consisting of not fewer than five nor more than nine directors. The size of the Board is presently set at five. Proxies cannot be voted for more than five directors at the Annual Meeting. The present term of office of all directors will expire at the Annual Meeting.

     Five directors are nominated to be elected at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected. All of the nominees are currently directors of the Company. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

     The following table indicates the name and age of each nominee, all positions with the Company held by the nominee, and the year during which the nominee first was elected a director.

                        NAME                           AGE    POSITION WITH COMPANY    DIRECTOR SINCE
                        ----                           ---    ---------------------    --------------
Kenneth H. Haas......................................  48     Director and Chief            1993
                                                               Executive Officer
Katharine C. Branscomb(1)(2).........................  43          Director                 1988
Norman J. Wechsler(1)(2).............................  54          Director                 1996
Arthur W. Berry(1)(2)................................  58          Director                 1997
Robert A. Lauridsen(1)(2)............................  51          Director                 1999

---------------
(1) Compensation and Stock Option Committee Member

(2) Audit Committee Member

BUSINESS EXPERIENCE OF NOMINEES

     Kenneth H. Haas has been a Director of the Company since 1993. Mr. Haas was appointed President of IntelliCorp in October 1992 and Chief Executive Officer in August 1999. He joined the Company in 1983 as General Counsel, became Vice President and Secretary in March 1984 and was appointed Vice President, Finance and Chief Financial Officer in January 1990. Mr. Haas received his B.A. from Harvard College in 1972, his J.D. from Harvard Law School in 1976, and attended the Harvard Business School Advanced Management Program in 1989.

     Katharine C. Branscomb has been a Director of the Company since 1988. She is currently a consultant and Senior Business Advisor to Interval Research in Palo Alto, California and a director of Ariat Corporation. From October 1992 to November 1995, she was Senior Vice President of Business Development for Lotus Development Corporation and, in that capacity, served a principal role in the sale of Lotus to IBM in June 1995. From November 1991 until joining Lotus, Ms. Branscomb was the Chief Executive Officer of IntelliCorp, Inc. She had previously held the position of Chief Operating Officer since late 1988. Prior to joining IntelliCorp, Ms. Branscomb was Senior Vice President of Sales and Marketing at Aion Corporation, founding principal and Vice President of Metaphor Computer Systems and a consultant with the Boston Consulting Group, Inc.

     Norman J. Wechsler has been a Director of the Company since September 1996. He is Chairman and President of Wechsler & Co., Inc., a broker-dealer and investment company, which he joined in 1963. The firm is a member of the NASD and SIPC.

     Arthur W. Berry became a Director of the Company in August 1997. Since 1990, he has been Chairman of Pecks Management Partners Ltd. in New York, a specialized, institutional investment manager focusing on public and privately placed convertible securities. From 1985 to 1990, Mr. Berry was President of the Alliance

Capital Management, L.P. Convertible Fund. Prior to joining Alliance, he was with the Harris Bank in Chicago, first as Senior Portfolio Manager in the bank's individual investment group, then as Vice President and Head of the Special Funds section and Manager of the Harris Convertible Fund. Mr. Berry, a Chartered Financial Analyst, is a graduate of Monmouth College and holds an MBA degree from Washington University. He is a director of Hybridon, Inc.

     Robert A. Lauridsen has been a Director of the Company since April 1999. He is a Partner with R.B. Webber & Company in Palo Alto, California, a management consulting firm focused on working with high technology companies. He has been with R.B. Webber since 1995. From 1990 to 1995, Mr. Lauridsen was an executive with Apple Computer; from 1991 as Vice President of Corporate Development. Mr. Lauridsen's has also been a Partner with The Boston Consulting Group and Booz, Allen & Hamilton's Technology Practice. He was also founder and CEO of Redwood Fire and Casualty Insurance Company, a subsidiary of Berkshire Hathaway Company.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met six times during the last fiscal year. All directors participated in more than 75% of the total number of meetings of the Board and all committees of the Board on which he or she served that were held during the period.

     The Board of Directors has a Compensation and Stock Option Committee and an Audit Committee. The Compensation and Stock Option Committee met twice during the last fiscal year. The functions of this Committee are to review and approve management compensation and to administer the Company's stock option plans.

     The Audit Committee met four times during the last fiscal year. The functions of the Audit Committee are to recommend to the Board the firm of independent auditors to serve the Company, to review the scope, fees and results of the audit by the independent auditors and to review the internal control procedures of the Company.

     The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

     The Company's 1991 Nonemployee Directors Stock Option Plan (the "Directors Plan") prior to its amendment by the Board of Directors provided that if a person who is neither an officer nor an employee of the Company is elected or appointed a director, the Company is required to grant that person an initial nonqualified stock option ("NQO") to purchase 15,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Generally, each such option will be exercisable in full six months after the date of grant. The shares issuable upon exercise of an option are subject to a right of repurchase by the Company at the exercise price per share. Such repurchase right expires as to twenty-five percent (25%) of the total number of shares subject to the option six months after the date of grant, and expires as to an additional twelve and one-half percent (12.5%) per quarter, with full vesting over two years. Under the Directors Plan, at the first meeting of the Board following each annual meeting of the stockholders of the Company, the Company is required to grant to each director of the Company who is neither an officer nor an employee of the Company an NQO to purchase 5,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value of Common Stock on the date of the grant. Generally, each such option will be exercisable in full six months after the date of grant. These options will fully vest two years after the date of grant in the same manner described above. The Directors Plan also permits the Board to elect to waive the payment of all or any part of director fees and to credit an amount not greater than such waived fees to reduce the exercise price of options granted under the Directors Plan. The term of any option granted under the Directors Plan is ten years and two days.

     An aggregate of 35,000 options were granted to nonemployee directors under the Directors Plan during the fiscal year ended June 30, 1999.

     Nonemployee directors of the Company have the right to receive an annual fee for their services as directors. During fiscal 1999, all nonemployee directors were entitled to receive an annual fee of $10,000 each, and they elected to waive payment of such fees and to credit a portion of such waived fees to reduce the exercise price of options granted under the Directors Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Katharine C. Branscomb and Norman J. Wechsler each filed a late Form 4 for June 1999 and May 1999, respectively, reporting their respective beneficial ownership in the Company. Both late filings were due to inadvertent administrative delays. Other than these two instances, based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year-ended June 30, 1999, there has been no other failure by any of its officers, directors or 10% shareholders to file on a timely basis any reports required by Section 16(a).

                           BENEFICIAL STOCK OWNERSHIP

     The following table sets forth as of September 30, 1999: (i) the name and address of each person who, to the knowledge of the Company, beneficially owned more than five percent (5%) of the outstanding Common Stock; (ii) the total number of shares beneficially owned by such person; and (iii) the percentage of the outstanding Common Stock so owned. The information relating to ownership of shares is based upon information furnished by the beneficial owner.

                     NAME AND ADDRESS                        NUMBER OF SHARES    PERCENT OF CLASS(2)
                     ----------------                        ----------------    -------------------
SAP AG.....................................................     1,736,263               10.19%
  Postfach 1461
  D-69185, Walldorf, Germany
ICS Deloitte Management....................................     1,000,000                5.87%
  Chadds Ford Business Campus
  Brandywine 5 Building, Suite 350
  Chadds Forth, PA
Norman J. Wechsler(1)......................................     3,799,643               20.76%
  105 South Bedford Road
  Mt. Kisco, NY 10549

---------------
(1) Includes 1,007,109 shares of Common Stock held by Wechsler & Company, Inc., of which Mr. Wechsler is the Chairman of the Board, President, and principal shareholder, 60,000 shares of Common Stock held by Mr. Wechsler's spouse, 5,000 shares of Common Stock held by a trust for the benefit of Mr. Wechsler's minor son, 26,101 shares of Common Stock held by Waco Partners, of which Mr. Wechsler is the managing general partner, outstanding options to purchase 21,250 shares granted to Mr. Wechsler under the 1991 Nonemployee Directors Stock Option Plan which were exercisable as of September 30, 1999, or within 60 days from such date, and 2,680,183 shares of Common Stock, deemed beneficially owned by Mr. Wechsler, including 764,426 shares issuable upon conversion of Preferred Stock and 470,000 shares issuable upon exercise of warrants.

(2) 17,044,283 shares of common stock were outstanding as of September 30, 1999.

     The following table sets forth as of September 30, 1999, beneficial Common Stock ownership information concerning: (i) all current directors and nominees;
(ii) each executive officer named in the Summary Compensation Table; and (iii) all directors and executive officers as a group. Each person has sole investment and voting power with respect to the shares indicated, except as otherwise set forth in the footnotes to the table.

                                                        NUMBER OF     PERCENT OF
                         NAME                           SHARES(1)      CLASS(1)
                         ----                           ---------     ----------
Kenneth H. Haas.......................................    373,287        2.14%
Katharine C. Branscomb................................    143,525           *
Norman J. Wechsler....................................  3,799,643(2)    20.76%
Arthur W. Berry.......................................    184,051(3)     1.07%
Sze-Lo (Steve) Tsui...................................     40,125           *
Colin Bodell..........................................    146,225           *
Mark Bickerstaffe.....................................     35,251           *
Adrian G. Rayner......................................     61,875           *
All directors and executive officers as a group (15
  persons)............................................  5,216,044(4)    26.73%(4)

---------------
 *  Less than 1%

(1) Assumes that the person has exercised, to the extent exercisable and not subject to repurchase on or after September 30, 1999, all options to purchase Common Stock held by him or her and that no other person has exercised any outstanding options.

(2) Includes 1,007,109 shares of Common Stock held by Wechsler & Company, Inc., of which Mr. Wechsler is the Chairman of the Board, President, and principal shareholder, 60,000 shares of Common Stock held by Mr. Wechsler's spouse, 5,000 shares of Common Stock held by a trust for the benefit of Mr. Wechsler's minor son, 26,101 shares of Common Stock held by Waco Partners, of which Mr. Wechsler is the managing general partner, outstanding options to purchase 21,250 shares granted to Mr. Wechsler under the 1991 Nonemployee Directors Stock Option Plan which were exercisable as of September 30, 1999, or within 60 days from such date, and 2,680,183 shares of Common Stock, deemed beneficially owned by Mr. Wechsler, including 764,426 shares issuable upon conversion of Preferred Stock and 470,000 shares issuable upon exercise of warrants.

(3) Includes 32,529 shares of Common Stock issuable upon conversion of Convertible Notes in the outstanding principal amount of $50,000, 32,529 shares of Common Stock issuable upon conversion of Preferred Stock and 20,000 shares issuable upon exercise of warrants.

(4) Includes 1,152,303 shares which executive officers and directors as a group have the right to acquire prior to September 30, 1999 through the exercise of options and which are not subject to repurchase after that date and 1,319,484 shares issuable upon conversion of Convertible Notes, Warrants and Preferred Stock for Mr. Wechsler and Mr. Berry.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid by the Company for services rendered in all capacities during the three most recent fiscal years to the following executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL COMPENSATION           LONG-TERM
                                                           ----------------------       COMPENSATION
                                                  YEAR                COMMISSION/   ---------------------
                                                  ENDED     SALARY       BONUS      SECURITIES UNDERLYING
          NAME AND PRINCIPAL POSITION            JUNE 30      $            $           OPTIONS/SARS(#)
          ---------------------------            -------   --------   -----------   ---------------------
Kenneth H. Haas................................   1999     $196,154    $    -0-                -0-
Director and Chief                                1998     $193,750    $    -0-             75,000
Executive Officer                                 1997     $150,000    $    -0-            150,000
Sze-Lo (Steve) Tsui(1).........................   1999     $127,051    $ 45,975            210,000
President
Colin Bodell...................................   1999     $196,154    $    -0-             30,000
Executive Vice President                          1998     $189,500    $    -0-             30,000
                                                  1997     $182,000    $    -0-             50,000
Mark Bickerstaffe(3)...........................   1999     $107,855    $ 58,336                -0-
Vice President, North                             1998     $ 85,000    $112,991                -0-
America Sales                                     1997     $ 75,000    $ 59,978             10,000
Adrian G. Rayner(2)............................   1999     $101,584    $127,751             25,000
Vice President and Managing                       1998     $102,564    $136,131             20,000
Director, Europe                                  1997     $ 92,892    $111,763             10,000

---------------
(1) Mr. Tsui joined and was appointed an executive officer of the Company in October 1998.

(2) Mr. Rayner was appointed an executive officer of the Company in August 1997.

(3) Mr. Bickerstaffe was appointed an executive officer of the Company in August 1998.

     In October 1991, the Company executed an agreement with Mr. Haas which provides for a severance payment equal to one year's salary if his employment is terminated without cause.

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding stock option grants during fiscal year 1999:

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                             POTENTIAL REALIZABLE
                                                 PERCENT TOTAL                                 VALUE AT ASSUMED
                                   NUMBER OF      OPTIONS/SARS                               RATES OF STOCK PRICE
                                  SECURITIES       GRANTED TO                                  APPRECIATION FOR
                                  UNDERLYING      EMPLOYEES IN    EXERCISE OR                   OPTION TERM(3)
                                  OPTION/SARS     FISCAL YEAR     BASE PRICE    EXPIRATION   --------------------
             NAME                 GRANTED(2)          1999        ($/SHARES)       DATE         5%         10%
             ----                -------------   --------------   -----------   ----------   --------   ---------
Sze-Lo (Steve) Tsui............     160,000            18%          $0.8750      10/21/08    $88,046    $223,125
                                     50,000             6%          $0.9375        5/8/09    $29,480    $ 74,707
Colin Bodell...................      30,000             3%          $0.9375        5/8/09    $17,688    $ 44,824
Adrian G. Rayner...............      25,000             3%          $1.0625       3/31/09    $16,705    $ 42,333

---------------
(1) No SAR grants were made to any named executive officer during the year ended June 30, 1999.

(2) The options have a term of ten years and two days and are immediately exercisable upon issuance but are subject to a right of repurchase which expires ratably over a period of 4 years, except for 10,000 shares granted to Mr. Tsui which has no right of repurchase. Payment by the optionee on exercise of options may be in cash, by a full recourse promissory note, or by tender of shares. All options are granted at the fair market value of the Company's Common Stock on the date of grant.

(3) The potential realizable value is based on the term of the option at the date of the grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These amounts represent certain assumed rates of appreciation, in accordance with the rules of the SEC, and do not reflect the Company's estimate or projection of the future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding option exercises during fiscal year 1999 and options outstanding as of June 30, 1999:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTION/SAR VALUES(1)

                         SHARES                          NUMBER OF                   VALUE OF UNEXERCISED
                        ACQUIRED                   SECURITIES UNDERLYING                 IN-THE-MONEY
                           ON        VALUE          UNEXERCISED OPTIONS           OPTIONS AT FISCAL YEAR-END
         NAME           EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE(2)    EXERCISABLE/UNEXERCISABLE(2)(3)
         ----           --------    --------    ----------------------------    -------------------------------
Kenneth H. Haas.......    -0-         -0-         356,563/98,43 7                   $46,413/$-0-
Sze-Lo (Steve) Tsui...    -0-         -0-          28,750/181,250                    $2,697/$13,876
Colin Bodell..........    -0-         -0-         131,875/78,125                       $-0-/$939
Mark Bickerstaffe.....    -0-         -0-          29,500/5,000                        $-0-/$-0-
Adrian G. Rayner......    -0-         -0-          39,063/40,000                       $-0-/$-0-

---------------
(1) No SAR grants were outstanding at June 30, 1999.

(2) All options included in the table are immediately exercisable at the exercise price upon issuance, but the shares issuable upon option exercise are subject to a right of repurchase by the Company upon employment termination. Options identified as "Unexercisable" in the table were subject to a right of repurchase as of fiscal year end.

(3) Based on a closing share price of $0.9688 at fiscal year end.

                              PROPOSAL NUMBER TWO

               APPROVAL OF AMENDMENT OF THE NONEMPLOYEE DIRECTORS
                             1991 STOCK OPTION PLAN

BACKGROUND

     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1991 Nonemployee Directors Stock Option Plan (the "1991 Director Option Plan") to increase the number of options automatically granted to nonemployee directors under the 1991 Director Option Plan and to provide that such options will be fully vested and exercisable on grant.

DESCRIPTION OF THE AMENDMENT

     The Board of Directors has amended the 1991 Director Option Plan to increase the initial automatic option grant to nonemployee directors described below from 15,000 shares to 25,000 shares, and to increase the annual automatic option grant to nonemployee directors described below from 5,000 shares to 10,000 shares. The amendment also provides that options granted under the 1991 Director Option Plan will be fully vested and immediately exercisable on the date of grant and no longer subject to a right of repurchase.

     The proposed amendment to the 1991 Director Option Plan was approved by the Board of Directors to strengthen the Company by providing added incentive to attract and retain nonemployee directors. The Company believes that the ability to grant stock options is extremely important to attract, retain, and motivate the individuals essential to the Company's long-term growth and financial success. Furthermore, the Company believes that the amendment to the 1991 Director Option Plan is required to remain competitive in its industry. Stock options are generally used by technology companies to create incentives for directors, especially technology companies in Silicon Valley with which the Company competes directly for directors.

DESCRIPTION OF THE 1991 OPTION PLAN BEFORE THE PROPOSED AMENDMENT

     The 1991 Director Stock Option Plan prior to its amendment by the Board of Directors provided that if a person who is neither an officer nor an employee of the Company is elected or appointed a director, the Company is required to grant that person an initial nonqualified stock option ("NQO") to purchase 15,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Generally, these options have become exercisable in full six months after the date of grant. The shares issuable upon exercise of previously granted options are subject to a right of repurchase by the Company at the exercise price per share. Such repurchase right expires as to twenty-five percent (25%) of the total number of shares subject to the option six months after the date of grant, and expires as to an additional twelve and one-half percent (12.5%) per quarter, with full vesting over two years. Under the 1991 Director Option Plan, at the first meeting of the Board following each annual meeting of the stockholders of the Company, the Company is required to grant to each director of the Company who is neither an officer nor an employee of the Company an NQO to purchase 5,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value of Common Stock on the date of the grant. Generally, each such option has become exercisable in full six months after the date of grant. These options also fully vest two years after the date of grant in the same manner described above. The Directors Plan also permits the Board to elect to waive the payment of all or any part of director fees and to credit an amount not greater than such waived fees to reduce the exercise price of options granted under the Directors Plan. The term of any option granted under the Directors Plan is ten years and two days.

     The 1991 Director Option Plan is administered by the Compensation and Stock Option Committee (the "Option Committee"). No option may be granted under the 1991 Director Option Plan after December 2001, but outstanding options may extend beyond that date. Options may be exercised for three months after the optionee leaves the Company and, if the optionee's term on the Board is terminated by reason of death, for one year after the optionee's death, but in either case not beyond the original term of the option. No option granted under the 1991 Director Option Plan is transferable by the optionee other than by will or under the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.

     The 1991 Director Option Plan expires in December 2001, unless earlier terminated by the Board of Directors. The Board may at any time terminate or amend the 1991 Director Option Plan, provided that without approval of stockholders, there will be: (i) no increase in the total number of shares covered by the 1991 Director Option Plan; and (ii) no change in the class of persons eligible to receive options. In any case, no amendment may adversely affect any then-outstanding options or unexercised portion thereof without the optionee's consent.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

     An optionee is not taxed upon the grant of an NQO. The consequences upon exercise depend upon whether the shares received are subject to a substantial risk of forfeiture, including, for example, a Company repurchase right and any limitations on resale of shares imposed under Section 16(b) of the Securities Exchange Act of 1934. If the shares are not subject to a substantial risk of forfeiture, the optionee will recognize as ordinary income the difference between the exercise price and the fair market value ("Option Spread") on the date of exercise. If the shares are restricted, taxable income is deferred until the risk of forfeiture lapses unless the optionee makes a so-called "Section 83(b) election", to be taxed on the Option Spread on the date of exercise. If the election is not made with respect to restricted stock, any excess of the fair market value of the stock on the date the risk of forfeiture lapses over the exercise price is taxable as ordinary income on that date. The Company is entitled to a deduction equal to the amount of ordinary income recognized by an optionee. Such income is subject to income tax withholding by the Company. If shares of Common Stock are delivered in payment of the exercise price of an NQO, the appreciation in value of the surrendered shares is not then taxed. It is possible, although the Company believes it unlikely, that election by an optionee to have shares of Common Stock withheld in satisfaction of the optionee's withholding tax obligations upon exercise of an NQO may result in dividend income to the optionee.

     The following table shows for each executive officer named in the Summary Compensation Table, for all executives as a group, for all non-executive directors as a group and for all non-executive officer employees as a group, the options granted under the 1991 Director Option Plan for the year ended June 30, 1999.

                                  PLAN BENEFIT

                     NAME AND POSITION                        NUMBER OF SHARES
                     -----------------                        ----------------
Kenneth H. Haas.............................................            0
Director and Chief Executive Officer
Sze-Lo (Steve) Tsui.........................................            0
President
Colin Bodell................................................            0
Executive Vice President
Mark Bickerstaffe...........................................            0
Vice President, North American Sales
Adrian G. Rayner............................................            0
Vice President and Managing Director, Europe
Executive Group.............................................            0
Non-Executive Director Group................................       35,000
Non-Executive Officer Employee Group........................            0

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the amendment of the 1991 Director Stock Option Plan to increase the number of options automatically granted to nonemployee directors under the Plan and to provide that such options will be fully vested and exercisable on grant. Such approval will require the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting at which a quorum is present. The Board of Directors recommends a vote "FOR" approval of the amendment of the 1991 Nonemployee Directors Stock Option Plan.

                              INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2000. Ernst & Young LLP has acted in such capacity since its appointment in March 1987. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representatives of Ernst & Young LLP also will be available to respond to appropriate questions raised during the Annual Meeting.

                              FINANCIAL STATEMENTS

     The Company's annual report to stockholders for the fiscal year ended June 30, 1999, containing audited consolidated balance sheets as of the end of each of the past two fiscal years and audited consolidated statements of operations, stockholders' equity and cash flows for each of the past three fiscal years is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting.

                             STOCKHOLDER PROPOSALS

     The Company will, in future proxy statements of the Board, include stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the Annual Meeting of Stockholders to be held in fall 2000, that proposal must be received in writing by the Secretary of the Company at the Company's principal executive offices no later than June 30, 2000.

                                 OTHER MATTERS

     The Board knows of no other matters which will be presented to the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, the proxy solicited by this Proxy Statement contains discretionary authority on the persons named therein and will be voted in accordance with the judgment of the person or persons holding such proxy. In addition, if the Company is not notified by September 6, 2000 of a proposal to be brought before the 2000 annual meeting by a stockholder, then proxies held by management for such meeting may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Kenneth H. Haas,
                                          Director and Chief Executive Officer
Mountain View, California
October 22, 1999

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
              REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY
                       IN THE ENCLOSED POSTPAID ENVELOPE.

IntelliCorp

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoint(s) Kenneth H. Haas and Kenneth A. Czaja, and each of them, with full power of substitution, the lawful attorney and proxy of the undersigned to vote as designated on the reverse side, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of INTELLICORP, INC. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on December 7, 1999, and at any adjournments or postponements thereof.

(Continued and to be signed on the other side)

Item 1-To elect as directors Arthur W. Berry, Katharine C. Branscomb, Kenneth H. Haas, Robert A. Lauridsen and Norman J. Wechsler.

FOR all nominees listed (except as indicated below)

WITHHOLD AUTHORITY to vote (as to all nominees)


To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below:

___________________________________________



        Item 2-To approve an amendment to the Company's 1991 Nonemployee Directors Stock Option Plan to increase the number of options automatically granted to nonemployee directors under the Plan and to provide that such options will be fully vested and exercisable on grant.



FOR

AGAINST

ABSTAIN


This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholders. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

Dated:___________________________________________________________, 1999



__________________________________________________________________
                             Signature

__________________________________________________________________
                             Signature

Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.